Exhibit 10.3
SCHEDULE 1
HOTELS

	Trade Name and Street Address	Landlord	Owner	Manager	Service Level	Initial Owner’s Priority
1.	Sonesta Simply Suites Birmingham 600 Corporate Ridge Drive Birmingham, AL	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select	$596,539
2.	Sonesta Simply Suites Huntsville 201 Exchange Place Huntsville, AL	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select	$620,594
3.	Sonesta Simply Suites Phoenix 11411 North Black Canyon Highway Phoenix, AZ	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select	$563,147
4.	Sonesta Select Phoenix Camelback 2101 East Camelback Road Phoenix, AZ	Service Properties Trust	HPT CY TRS, Inc.	Sonesta International Hotels Corporation	Select	$853,588
5.	Sonesta Suites Scottsdale 7300 East Gainey Suites Drive Scottsdale, AZ	HPT IHG-2 Properties Trust	Cambridge TRS, Inc.	Sonesta International Hotels Corporation	Select	$1,898,048
6.	Sonesta Select Scottsdale at Mayo Clinic 13444 East Shea Boulevard Scottsdale, AZ	Service Properties Trust	HPT CY TRS, Inc.	Sonesta International Hotels Corporation	Select	$605,212
7.	Sonesta Simply Suites Phoenix Tempe 1335 West Baseline Road Tempe, AZ	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select	$725,507
8.	Sonesta ES Suites Tucson 6477 East Speedway Boulevard Tucson, AZ	HPT IHG-2 Properties Trust	Cambridge TRS, Inc.	Sonesta International Hotels Corporation	Select	$522,115
9.	Sonesta Anaheim 1915 South Manchester Avenue Anaheim, CA	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Full	$1,071,986
10.	Sonesta ES Suites Anaheim 1855 South Manchester Ave Anaheim, CA	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select	$1,942,725
11.	Sonesta Select Camarillo 4994 Verdugo Way Camarillo, CA	Service Properties Trust	HPT CY TRS, Inc.	Sonesta International Hotels Corporation	Select	$683,320
12.	Sonesta ES Suites Chatsworth 21902 Lassen Chatsworth, CA	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select	$1,013,330
13.	Sonesta Select Los Angeles LAX 2000 East Mariposa Avenue El Segundo, CA	Service Properties Trust	HPT CY TRS, Inc.	Sonesta International Hotels Corporation	Select	$904,479

	Trade Name and Street Address	Landlord	Owner	Manager	Service Level	Initial Owner’s Priority
14.	Sonesta Select Huntington Beach 9950 Slater Road Fountain Valley, CA	Service Properties Trust	HPT CY TRS, Inc.	Sonesta International Hotels Corporation	Select	$819,644
15.	Sonesta Simply Suites Anaheim 12901 Garden Grove Blvd Garden Grove, CA	HPTMI Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select	$659,489
16.	The Sonesta Irvine 17941 Von Karman Avenue Irvine, CA	HPT IHG-2 Properties Trust	Cambridge TRS, Inc.	Sonesta International Hotels Corporation	Full	$2,968,230
17.	Sonesta Simply Suites Orange County Spectrum Ctr 16150 Sand Canyon Avenue Irvine, CA	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select	$656,593
18.	Sonesta Select Laguna Hills 23175 Avenida de la Carlota Laguna Hills, CA	HPTCY Properties Trust	HPT CY TRS, Inc.	Sonesta International Hotels Corporation	Select	$1,063,153
19.	Sonesta Simply Suites Orange County Irvine 3 South Pointe Drive Lake Forest, CA	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select	$751,813
20.	Sonesta Los Angeles Airport 5985 West Century Boulevard Los Angeles, CA	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Full	$3,020,831
21.	Sonesta Silicon Valley 1820 Barber Lane Milpitas, CA	HPT IHG-2 Properties Trust	Cambridge TRS, Inc.	Sonesta International Hotels Corporation	Full	$3,936,551
22.	Sonesta San Jose 777 Bellew Drive Milpitas, CA	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Full	$2,636,056
23.	Sonesta ES Suites San Francisco Airport 1350 Huntington Avenue San Bruno, CA	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select	$1,028,376
24.	Sonesta ES Suites San Diego 11855 Avenue of Industry San Diego, CA	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select	$1,206,251
25.	Sonesta ES Suites San Diego - Mira Mesa 6639 Mira Mesa Boulevard San Diego, CA	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select	$1,442,282
26.	Sonesta ES Suites San Jose Airport 1602 Crane Court San Jose, CA	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select	$1,814,023

	Trade Name and Street Address	Landlord	Owner	Manager	Service Level	Initial Owner’s Priority
27.	Sonesta Select San Jose Airport 1727 Technology Drive San Jose, CA	Service Properties Trust	HPT CY TRS, Inc.	Sonesta International Hotels Corporation	Select	$1,292,255
28.	Sonesta Simply Suites Orange County Airport 2600 South Red Hill Avenue Santa Ana, CA	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select	$756,179
29.	Sonesta Simply Suites -Silicon Valley Santa Clara 481 El Camino Real Santa Clara, CA	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select	$747,490
30.	Sonesta ES Suites Sunnyvale 900 Hamlin Court Sunnyvale, CA	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select	$2,212,462
31.	Sonesta ES Suites Torrance Redondo Beach 19901 Prairie Ave Torrance, CA	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select	$1,350,567
32.	Sonesta Select Los Angeles Torrance 1925 West 190th Street Torrance, CA	HPTCY Properties Trust	HPT CY TRS, Inc.	Sonesta International Hotels Corporation	Select	$928,129
33.	Sonesta Denver 1450 Glenarm Place Denver, CO	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Full	$5,377,582
34.	Sonesta Simply Suites Denver Federal Center 895 Tabor Street Lakewood, CO	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select	$689,165
35.	Sonesta ES Suites Denver South 7820 Park Meadows Drive Lonetree, CO	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select	$968,481
36.	Royal Sonesta Washington DC 2121 P Street NW Washington, DC	HPT IHG-3 Properties LLC	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Full	$7,941,910
37.	Sonesta ES Suites Wilmington - Newark 240 Chapman Road Newark, DE	HPT IHG-2 Properties Trust	Cambridge TRS, Inc.	Sonesta International Hotels Corporation	Select	$797,556
38.	Sonesta Select Boca Raton 2000 NW Executive Center Cir. Boca Raton, FL	Service Properties Trust	HPT CY TRS, Inc.	Sonesta International Hotels Corporation	Select	$1,181,308
39.	Sonesta Simply Suites Clearwater 13231 49th Street North Clearwater, FL	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select	$458,051
40.	Sonesta Fort Lauderdale 999 N. Fort Lauderdale Beach Boulevard Fort Lauderdale, FL	HPT IHG-2 Properties Trust	Cambridge TRS, Inc.	Sonesta International Hotels Corporation	Full	$3,575,671

	Trade Name and Street Address	Landlord	Owner	Manager	Service Level	Initial Owner’s Priority
41.	Sonesta ES Suites Fort Lauderdale Plantation 410 North Pine Island Road Fort Lauderdale, FL	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select	$1,229,241
42.	Sonesta Simply Suites Jacksonville 4990 Belfort Road Jacksonville, FL	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select	$665,086
43.	Sonesta Simply Suites Miami Airport 8855 NW 27th Street Miami, FL	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select	$717,617
44.	Sonesta Miami Airport 950 NW LeJeune Road Miami, FL	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Full	$1,751,357
45.	Nautilus Sonesta Miami Beach 1825 Collins Avenue Miami Beach, FL	HPT IHG-2 Properties Trust	Cambridge TRS, Inc.	Sonesta International Hotels Corporation	Full	$13,232,000
46.	Sonesta Select Miami Lakes 15700 NW 77th Court Miami Lakes, FL	HPTCY Properties Trust	HPT CY TRS, Inc.	Sonesta International Hotels Corporation	Select	$1,129,331
47.	Sonesta ES Suites Orlando 8480 International Drive Orlando, FL	HPT IHG-2 Properties Trust	Cambridge TRS, Inc.	Sonesta International Hotels Corporation	Select	$1,775,539
48.	Sonesta ES Suites Lake Buena Vista 8751 Suiteside Drive Orlando, FL	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select	$1,991,484
49.	Sonesta ES Suites Alpharetta North Point 3980 North Point Parkway Alpharetta, GA	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select	$862,787
50.	Sonesta Atlanta Airport South 4669 Airport Boulevard Atlanta, GA	HPT IHG GA Properties LLC	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Full	$1,389,773
51.	Sonesta Atlanta Northwest Galleria 6345 Powers Ferry Road NW Atlanta, GA	HPT IHG-3 Properties LLC	Cambridge TRS, Inc.	Sonesta International Hotels Corporation	Full	$1,244,625
52.	Sonesta Atlanta Airport North 1325 Virginia Avenue Atlanta, GA	HPT IHG-3 Properties LLC	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Full	$3,646,276
53.	Sonesta Select Atlanta Midtown 1132 Techwood Drive NW Atlanta, GA	Service Properties Trust	HPT CY TRS, Inc.	Sonesta International Hotels Corporation	Select	$1,051,856
54.	Sonesta Select Atlanta Cumberland 3000 Cumberland Boulevard SE Atlanta, GA	Service Properties Trust	HPT CY TRS, Inc.	Sonesta International Hotels Corporation	Select	$1,212,138

	Trade Name and Street Address	Landlord	Owner	Manager	Service Level	Initial Owner’s Priority
55.	Sonesta Simply Suites Atlanta 3665 Shackleford Road Duluth, GA	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select	$611,241
56.	Sonesta ES Suites Atlanta – Perimeter Center 4601 Ridgeview Road Dunwoody, GA	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select	$1,097,043
57.	Sonesta Select Atlanta Airport 3399 International Boulevard Hapeville, GA	Service Properties Trust	HPT CY TRS, Inc.	Sonesta International Hotels Corporation	Select	$1,122,876
58.	Sonesta Simply Suites Des Moines 7625 Office Plaza Drive North Des Moines, IA	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select	$552,134
59.	Sonesta Simply Suites Chicago Libertyville 1100 N US Route 45 Libertyville, IL	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select	$603,876
60.	Sonesta Simply Suites Chicago Naperville 27 West 300 Warrenville Road Warrenville, IL	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select	$682,980
61.	Sonesta Simply Suites Chicago Waukegan 1151 South Waukegan Road Waukegan, IL	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select	$569,939
62.	Sonesta Select Indianapolis 37 W 103rd Street Indianapolis, IN	Service Properties Trust	HPT CY TRS, Inc.	Sonesta International Hotels Corporation	Select	$819,761
63.	Sonesta ES Suites Baton Rouge 4001 Nicholson Drive Baton Rouge, LA	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select	$1,022,368
64.	Sonesta ES Suites Andover 4 Technology Drive Andover, MA	HPT IHG-2 Properties Trust	Cambridge TRS, Inc.	Sonesta International Hotels Corporation	Select	$1,364,112
65.	Sonesta Simply Suites Boston Braintree 235 Wood Road Braintree, MA	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select	$947,092
66.	Sonesta Simply Suites Boston Burlington 130 Middlesex Turnpike Burlington, MA	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select	$932,472
67.	Sonesta Select Boston Danvers 275 Independence Way Danvers, MA	Service Properties Trust	HPT CY TRS, Inc.	Sonesta International Hotels Corporation	Select	$757,321
68.	Sonesta Select Boston Foxborough 35 Foxborough Boulevard Foxborough, MA	Service Properties Trust	HPT CY TRS, Inc.	Sonesta International Hotels Corporation	Select	$991,318

	Trade Name and Street Address	Landlord	Owner	Manager	Service Level	Initial Owner’s Priority
69.	Sonesta Select Boston Lowell 30 Industrial Avenue East Lowell, MA	Service Properties Trust	HPT CY TRS, Inc.	Sonesta International Hotels Corporation	Select	$475,567
70.	Sonesta Select Boston Milford 10 Fortune Boulevard Milford, MA	Service Properties Trust	HPT CY TRS, Inc.	Sonesta International Hotels Corporation	Select	$801,973
71.	Royal Sonesta Harbor Court Baltimore 550 Light Street Baltimore, MD	Harbor Court Associates, LLC	Cambridge TRS, Inc.	Sonesta International Hotels Corporation	Full	$1,535,473
72.	Sonesta Select Columbia 8910 Stanford Boulevard Columbia, MD	Service Properties Trust	HPT CY TRS, Inc.	Sonesta International Hotels Corporation	Select	$1,238,257
73.	Sonesta Simply Suites Baltimore BWI Airport 1247 Winterson Road Linthicum Heights, MD	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select	$816,195
74.	Sonesta Simply Suites Detroit Ann Arbor 701 Waymarket Way Ann Arbor, MI	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select	$592,929
75.	Sonesta Simply Suites Detroit Troy 2550 Troy Center Drive Troy, MI	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select	$589,217
76.	Sonesta Simply Suites Detroit Warren 7010 Convention Boulevard Warren, MI	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select	$721,001
77.	Sonesta Simply Suites St. Louis Earth City 3250 Rider Trail South Earth City, MO	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select	$548,958
78.	Sonesta Select Kansas City South 500 East 105th Street Kansas City, MO	Service Properties Trust	HPT CY TRS, Inc.	Sonesta International Hotels Corporation	Select	$1,017,017
79.	Royal Sonesta Chase Park Plaza 212-232 N. Kingshighway Boulevard St. Louis, MO	HPT IHG-2 Properties Trust	Cambridge TRS, Inc.	Sonesta International Hotels Corporation	Full	$5,390,511
80.	Sonesta Charlotte 5700 Westpark Drive Charlotte, NC	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Full	$2,563,701
81.	Sonesta Simply Suites Charlotte University 8812 University East Drive Charlotte, NC	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select	$686,351
82.	Sonesta Select Charlotte University 333 West WT Harris Boulevard Charlotte, NC	HPTCY Properties Trust	HPT CY TRS, Inc.	Sonesta International Hotels Corporation	Select	$771,042

	Trade Name and Street Address	Landlord	Owner	Manager	Service Level	Initial Owner’s Priority
83.	Sonesta Select Raleigh Durham Airport 2001 Hospitality Court Morrisville, NC	HPTCY Properties Trust	HPT CY TRS, Inc.	Sonesta International Hotels Corporation	Select	$1,116,037
84.	Sonesta ES Suites Princeton 4375 US Route 1 South Princeton, NJ	HPT IHG-2 Properties Trust	Cambridge TRS, Inc.	Sonesta International Hotels Corporation	Select	$855,402
85.	Sonesta ES Suites Somerset 260 Davidson Avenue Somerset, NJ	HPT IHG-2 Properties Trust	Cambridge TRS, Inc.	Sonesta International Hotels Corporation	Select	$1,026,439
86.	Sonesta Select Tinton Falls 600 Hope Road Tinton Falls, NJ	HPTCY Properties Trust	HPT CY TRS, Inc.	Sonesta International Hotels Corporation	Select	$647,308
87.	Sonesta Simply Suites Albuquerque 3025 Menaul Boulevard NE Albuquerque, NM	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select	$727,292
88.	Sonesta ES Suites Cincinnati - Blue Ash 11401 Reed Hartman Highway Blue Ash, OH	HPT IHG-2 Properties Trust	Cambridge TRS, Inc.	Sonesta International Hotels Corporation	Select	$856,574
89.	Sonesta Columbus 33 East Nationwide Boulevard Columbus, OH	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Full	$3,796,139
90.	Sonesta Simply Suites Columbus Airport 590 Taylor Road Gahanna, OH	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select	$540,329
91.	Sonesta Simply Suites Cleveland North Olmstead 24741 Country Club Boulevard North Olmstead, OH	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select	$639,542
92.	Sonesta Simply Suites Oklahoma City Airport 4400 River Park Drive Oklahoma City, OK	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select	$555,099
93.	Royal Sonesta Portland 506 SW Washington Street Portland, OR	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Full	$6,401,205
94.	Sonesta Hotel Philadelphia 1800 Market Street Philadelphia, PA	HPT IHG-2 Properties Trust	Cambridge TRS, Inc.	Sonesta International Hotels Corporation	Full	$4,254,250
95.	Sonesta Select Philadelphia Airport 8900 Bartram Avenue Philadelphia, PA	Service Properties Trust	HPT CY TRS, Inc.	Sonesta International Hotels Corporation	Select	$919,883
96.	Sonesta Simply Suites Pittsburgh Airport 100 Chauvet Drive Pittsburgh, PA	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select	$712,395

	Trade Name and Street Address	Landlord	Owner	Manager	Service Level	Initial Owner’s Priority
97.	Sonesta Select Newport Middletown 9 Commerce Drive Middletown, RI	HPTCY Properties Trust	HPT CY TRS, Inc.	Sonesta International Hotels Corporation	Select	$1,155,583
98.	Sonesta Hilton Head 130 Shipyard Drive Hilton Head, SC	HPT IHG-2 Properties Trust	Cambridge TRS, Inc.	Sonesta International Hotels Corporation	Full	$4,013,582
99.	Sonesta Simply Suites Nashville Brentwood 5129 Virginia Way Brentwood, TN	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select	$695,825
100.	Sonesta Select Chattanooga 2210 Bams Drive Chattanooga, TN	HPTCY Properties Trust	HPT CY TRS, Inc.	Sonesta International Hotels Corporation	Select	$980,795
101.	Sonesta Simply Suites Arlington 2221 Brookhollow Plaza Drive Arlington, TX	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select	$563,383
102.	Sonesta ES Suites Austin Arboretum 10201 Stonelake Boulevard Austin, TX	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select	$943,484
103.	Sonesta Simply Suites Austin South 4320 IH 35 Frontage Road Austin, TX	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select	$772,447
104.	Sonesta Simply Suites Austin Arboretum 9701 Stonelake Boulevard Austin, TX	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select	$810,144
105.	Sonesta Simply Suites Dallas Galleria 13939 Noel Road Dallas, TX	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select	$668,142
106.	Sonesta Select Dallas Central Expressway 10325 North Central Expressway Dallas, TX	Service Properties Trust	HPT CY TRS, Inc.	Sonesta International Hotels Corporation	Select	$1,030,411
107.	Royal Sonesta Houston Hotel 2222 West Loop South Houston, TX	HPT IHG-2 Properties Trust	Cambridge TRS, Inc.	Sonesta International Hotels Corporation	Full	$2,661,267
108.	Sonesta Simply Suites Dallas Las Colinas 5300 Green Park Drive Irving, TX	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select	$771,076
109.	Sonesta Simply Suites Plano 4701 Legacy Drive Plano, TX	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select	$624,614
110.	Sonesta Simply Suites Salt Lake City Airport 2170 West North Temple Salt Lake City, UT	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select	$644,599

	Trade Name and Street Address	Landlord	Owner	Manager	Service Level	Initial Owner’s Priority
111.	Sonesta Select Arlington 1533 Clarendon Boulevard Arlington, VA	HPTCY Properties Trust	HPT CY TRS, Inc.	Sonesta International Hotels Corporation	Select	$1,674,832
112.	Sonesta Simply Suites Hampton 401 Butler Farm Road Hampton, VA	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select	$572,318
113.	Sonesta ES Suites Dulles Airport 13700 Coppermine Road Herndon, VA	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select	$1,365,831
114.	Sonesta Select Seattle Belleview 14615 NE 29th Place Bellevue, WA	Service Properties Trust	HPT CY TRS, Inc.	Sonesta International Hotels Corporation	Select	$1,185,209
115.	The Alexis Royal Sonesta Hotel 1007 First Avenue Seattle, WA	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Full	$4,569,285
116.	Sonesta ES Suites Vancouver - Portland West 7301 NE 41st Street Vancouver, WA	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select	$976,487

SCHEDULE 2

LEASES

1.    Amended, Restated and Consolidated Master Lease Agreement, dated as of January 1, 2011, between HPTMI Properties Trust, as landlord, and HPT TRS MRP, Inc. as tenant, as amended.
2.    Amended and Restated Lease Agreement, dated as of January 1, 2012, between John G. Murray, as Trustee of HPT CW MA Realty Trust, HPT IHG Canada Properties Trust, HPT IHG GA Properties LLC, HPT IHG-2 Properties Trust and HPT IHG-3 Properties LLC, as landlord, HPT IHG Canada Corporation, a New Brunswick corporation, as Canadian agent, and HPT TRS IHG-2, Inc., as tenant, as amended.
3.    Master Lease Agreement, dated as of December 31, 2012, between Service Properties Trust and HPTCY Properties Trust, as landlord, and HPT CY TRS, Inc., as tenant, as amended.
4.    Lease Agreement, dated as of December 31, 2019 but to become effective as of January 1, 2020, between HPTMI Hawaii, Inc., as landlord, and HPT TRS MRP, Inc., as tenant.
5.    Lease Agreement, dated as of February 27, 2020, among Harbor Court Associates, LLC, HPT Cambridge LLC, HPT IHG-2 Properties Trust, HPT IHG-3 Properties LLC, HPTMI Properties Trust, and Royal Sonesta, Inc., as landlord, and Cambridge TRS, Inc., as tenant, as amended.
6.    Master Lease Agreement, dated as of September 25, 2020, between HPT IHG-3 Properties LLC and Cambridge TRS, Inc.
7.    Lease Agreement, dated as of June 1, 2021, between HPT Suite Properties Trust and Cambridge TRS, Inc., as amended.

SCHEDULE 3

PRIOR MANAGEMENT AGREEMENTS

1.    Amended and Restated Management Agreement, dated as of February 27, 2020, between Sonesta International Hotels Corporation (“Sonesta”) and Cambridge TRS, Inc. (“Cambridge TRS”). [Sonesta ES Suites Flagstaff]
2.    Amended and Restated Management Agreement, dated as of February 27, 2020, between Sonesta and Cambridge TRS. [Sonesta Suites Scottsdale]
3.    Amended and Restated Management Agreement, dated as of February 27, 2020, between Sonesta and Cambridge TRS. [Sonesta ES Suites Tucson]
4.    Amended and Restated Management Agreement, dated as of February 27, 2020, between Sonesta and Cambridge TRS. [The Sonesta Irvine]
5.    Amended and Restated Management Agreement, dated as of February 27, 2020, between Sonesta and Cambridge TRS. [Sonesta Silicon Valley]
6.    Amended and Restated Management Agreement, dated as of February 27, 2020, between Sonesta and Cambridge TRS. [Sonesta ES Suites Colorado Springs]
7.    Amended and Restated Management Agreement, dated as of February 27, 2020, between Sonesta and Cambridge TRS. [Sonesta ES Suites Wilmington - Newark]
8.    Amended and Restated Management Agreement, dated as of February 27, 2020, between Sonesta and Cambridge TRS. [Sonesta Fort Lauderdale]
9.    Amended and Restated Management Agreement, dated as of February 27, 2020, between Sonesta and Cambridge TRS. [Sonesta ES Suites Orlando]
10.    Amended and Restated Management Agreement, dated as of February 27, 2020, between Sonesta and Cambridge TRS. [Sonesta ES Suites Atlanta]
11.    Amended and Restated Management Agreement, dated as of February 27, 2020, between Sonesta and Cambridge TRS. [Sonesta ES Suites Andover]
12.    Amended and Restated Management Agreement, dated as of February 27, 2020, between Sonesta and Cambridge TRS. [Royal Sonesta Harbor Court Baltimore]
13.    Amended and Restated Management Agreement, dated as of February 27, 2020, between Sonesta and Cambridge TRS. [Royal Sonesta Chase Park Plaza]
14.    Amended and Restated Management Agreement, dated as of February 27, 2020, between Sonesta and Cambridge TRS. [Sonesta ES Suites Charlotte]
15.    Amended and Restated Management Agreement, dated as of February 27, 2020, between Sonesta and Cambridge TRS. [Sonesta ES Suites Princeton]
16.    Amended and Restated Management Agreement, dated as of February 27, 2020, between Sonesta and Cambridge TRS. [Sonesta ES Suites Charlotte]
17.    Amended and Restated Management Agreement, dated as of February 27, 2020, between Sonesta and Cambridge TRS. [Sonesta ES Suites Somerset]
18.    Amended and Restated Management Agreement, dated as of February 27, 2020, between Sonesta and Cambridge TRS. [Sonesta ES Suites Cincinnati – Blue Ash]
19.    Amended and Restated Management Agreement, dated as of February 27, 2020, between Sonesta and Cambridge TRS. [Sonesta Hotel Philadelphia]
20.    Amended and Restated Management Agreement, dated as of February 27, 2020, between Sonesta and Cambridge TRS. [Sonesta Hilton Head]
21.    Amended and Restated Management Agreement, dated as of February 27, 2020, between Sonesta and Cambridge TRS. [Royal Sonesta Houston Hotel]
22.    Master Management Agreement, dated as of September 25, 2020, between Sonesta and Cambridge. [Converted Wyndham Hotels]
23.    Master Management Agreement, executed on November 25, 2020 but effective as of December 1, 2020, between Sonesta and HPT TRS IHG-2, Inc. [Converted IHG Hotels]
24.    Master Management Agreement, dated as of December 15, 2020, between Sonesta and HPT TRS MRP, Inc. [Converted Marriott Hotels]
25.    Master Management Agreement, dated as of December 15, 2020, between Sonesta and HPT CY TRS, Inc. [Converted Marriott Courtyard Hotels]
26.    Master Management Agreement, dated as of June 2, 2021, between Sonesta and Cambridge TRS. [Converted Hyatt Hotels]

SCHEDULE 4

RESTRICTED TRADE AREAS

Schedule 4.1:    Sonesta Irvine (Irvine, California)
Schedule 4.2:    Sonesta San Jose (Milpitas, California)
Schedule 4.3:    Sonesta Denver (Denver, Colorado)
Schedule 4.4:    Royal Sonesta Washington DC (Washington, District of Columbia)
Schedule 4.5:    The Harbor Court Royal Sonesta (Baltimore, Maryland)
Schedule 4.6:    Royal Sonesta Chase Park Plaza (St. Louis, Missouri)
Schedule 4.7:    Sonesta Columbus (Columbus, Ohio)
Schedule 4.8:    Royal Sonesta Portland (Portland, Oregon)
Schedule 4.9:    Stephen F. Austin Royal Sonesta, Austin (Austin, Texas)
Schedule 4.10:    Sonesta Philadelphia (Philadelphia, Pennsylvania)
Schedule 4.11:    Royal Sonesta Seattle (Seattle, Washington)
Schedule 4.12:    Nautilus Sonesta Miami Beach (Miami Beach, Florida)

SCHEDULE 4.1
RESTRICTED TRADE AREA
SONESTA IRVINE
(See attached)

SCHEDULE 4.2
RESTRICTED TRADE AREA
SONESTA SAN JOSE
(See attached)

SCHEDULE 4.3
RESTRICTED TRADE AREA
SONESTA DENVER
(See attached)

SCHEDULE 4.4
RESTRICTED TRADE AREA ROYAL
SONESTA WASHINGTON DC
(See attached)

SCHEDULE 4.5
RESTRICTED TRADE AREA
THE HARBOR COURT ROYAL SONESTA
(See attached)

SCHEDULE 4.6
RESTRICTED TRADE AREA
ROYAL SONESTA CHASE PARK PLAZA
(See attached)

SCHEDULE 4.7
RESTRICTED TRADE AREA
SONESTA COLUMBUS
(See attached)

SCHEDULE 4.8
RESTRICTED TRADE AREA
ROYAL SONESTA PORTLAND
(See attached)

SCHEDULE 4.9
RESTRICTED TRADE AREA
STEPHEN F. AUSTIN ROYAL SONESTA
(See attached)

SCHEDULE 4.10
RESTRICTED TRADE AREA
SONESTA PHILADELPHIA
(See attached)

SCHEDULE 4.11
RESTRICTED TRADE AREA
ROYAL SONESTA SEATTLE
(See attached)

SCHEDULE 4.12
RESTRICTED TRADE AREA
NAUTILUS SONESTA MIAMI BEACH
(See attached)